Supplement

Dated February 20, 2009

to the

Class IA and Class IB Shares Prospectuses dated May 1, 2008

for the Hartford HLS Funds, (the “Prospectuses”)

The Prospectuses are revised as follows:

Hartford Growth Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund

In the Prospectuses, under the headings “Hartford Growth Opportunities HLS Fund” and “Hartford LargeCap Growth HLS Fund,” the following paragraphs are inserted before the first full paragraph:

PROPOSED REORGANIZATION.  At a meeting held on February 3-4, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved the reorganization (the “Reorganization”) of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) with and into Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”).

The Board of Directors has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about September 15, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to the Acquired Fund. If approved, the Reorganization is expected to occur on or about October 2, 2009.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

A proxy statement containing detailed information concerning the Reorganization is expected to be mailed to the Acquired Fund’s shareholders in July, 2009, and may also be obtained at that time by contacting the Hartford HLS Funds at P.O. Box 2999, Hartford, CT 06104-2999.

This Supplement should be retained with your prospectus for future reference.